UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 12, 2020

TOYOTA AUTO RECEIVABLES 2020-A OWNER TRUST
(Exact name of Issuing Entity as specified in its charter)

TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact name of Depositor / Registrant as specified in its charter)

TOYOTA MOTOR CREDIT CORPORATION
(Exact name of Sponsor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-228027 333-228027-05	95-4836519 84-6858744
(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, W2-3D, Plano, Texas	75024-5965
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 486-9020
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.                          Other Events.
Morgan, Lewis & Bockius LLP has been retained by the Registrant as counsel for its Registration Statement on Form SF-3 (Commission File No. 333-228027) in connection with various transactions.  Legal opinions by Morgan, Lewis & Bockius LLP and Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1.
Item 9.01.                          Financial Statements and Exhibits.
(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits:

Exhibit No.                     Description

5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm).
5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization, enforceability and legality (including consent of such firm).
8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm).
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 and Exhibit 8.1).
23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:  /s/ Theodore Zarrabi
        Name:     Theodore Zarrabi
        Title:       Secretary

Date: February 12, 2020